                                                                   Exhibit 4.1

NUMBER                       [CHEMTRAK LOGO]                   COMMON STOCK
0-10115                   CHEMTRAK INCORPORATED                   SHARES

          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                             CUSIP 163877 10 3


THIS CERTIFIES THAT




IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $.001 PER
                                   SHARE, OF

                             CHEMTRAK INCORPORATED

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF HIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

        WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

Dated:
                            CHEMTRAK INCORPORATED
/s/ Alan C. Mendelson            CORPORATE             /s/ Edward F. Covell
                              DECEMBER 4, 1991
  SECRETARY                      DELAWARE               PRESIDENT AND CHIEF
                                                         EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED
 AMERICAN STOCK TRANFER & TRUST COMPANY
     (NEW YORK, NEW YORK)
        TRANSFER AGENT AND REGISTRAR

BY  /S/ illegible
                AUTHORIZED SIGNATURE

                            CHEMTRAK INCORPORATED

        A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each series or class and the designations thereof, may be obtained by any stockholder of the Corporation upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations.

        TEN COM - as tenants in common                          UNIF GIFT MIN ACT-__________ Custodian __________
                                                                                    (Cust)               (Minor)
        TEN ENT - as tenants by the entireties                                     under Uniform Gifts to Minors
                                                                                    Act _______________________
        JT TEN  - as joint tenants with right of survivorship                                (State)
                  and not as tenants in common                  UNIF TRF MIN ACT-__________ Custodian (until age _________)
                                                                                   (Cust)
                                                                                 __________ under Uniform Transfers
                                                                                   (Minor)
                                                                                   to Minors Act _________________________
                                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------------------------


                                ------------------------------------------------
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
  --------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM PURSUANT TO S.E.C. FILE 17AG-15.